SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          ----------------------------

                                   FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 8, 2002(August 7, 2002)

                                Arch Coal, Inc.
               (Exact name of registrant as specified in its charter)

    Delaware                          1-13105                    43-0921172
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
    of incorporation)                                        Identification No.)


               One CityPlace Drive, Suite 300, St. Louis, Missouri 63141
                    (Address of principal executive offices) (Zip code)


      Registrant's telephone number, including area code: (314) 994-2700


















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                       Exhibit Index begins on page 4.


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Item 5. Other  Events.

     On August 7, 2002, the Chief Executive Officer and Chief Financial Officer of Arch Coal, Inc. (the "Company"), each executed a Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (individually referred to as the "Statement") which is required to be filed with the Securities Exchange Commission. Copies of these Certifications are attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements and Exhibits.

(c)      The following Exhibits are filed with this Current Report on Form 8-K:

        Exhibit No.    Description
           99-1        Statement executed by Steven F. Leer, President and Chief
                        Executive Officer of the Company

           99-2        Statement executed by Robert J. Messey, Senior Vice
                        President and Chief Financial Officer

























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                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 8, 2002                  ARCH COAL, INC.



                                         By:  /s/ Robert G. Jones
                                             Robert G. Jones
                                             Vice President - Law, General
                                             Counsel and Secretary































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                           Exhibit Index begins on page 4.




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                                EXHIBIT INDEX


Exhibit No.          Description
99-1                 Statement executed by Steven F. Leer, President and Chief
                      Executive Officer of the Company

99-2                 Statement executed by Robert J. Messey, Senior Vice
                      President and Chief Financial Officer


































                                    Page 4 of 4 pages.

                                                                 Exhibit 99-1



               Statement Under Oath of Principal Executive Officer
          Regarding Facts and Circumstances Relating to Exchange Act Filings



  I, Steven F. Leer, state and attest that:


     (1) To the best of my knowledge, based upon a review of the covered reports of Arch Coal, Inc., and, except as corrected or supplemented in a subsequent covered report:

  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it w filed); and


  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


     (2) I have reviewed the contents of this statement with the Company's audit committee.


     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  o the report on Form 10-K for the year ended December 31, 2001 of Arch Coal, Inc.;


  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Arch Coal, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


  o        any amendments to any of the foregoing.


  /s/ Steven F. Leer

  Steven F. Leer
  President and Chief Executive
      Officer
  August 7, 2002


  Subscribed and sworn to before me this 7th day of August, 2002.


  /s/ Erika M. Dominick
  Notary Public


  My Commission Expires: 9/30/03

                                                                   Exhibit 99-2


               Statement Under Oath of Principal Financial Officer
            Regarding Facts and Circumstances Relating to Exchange Act Filings



  I, Robert J. Messey, state and attest that:


     (1) To the best of my knowledge, based upon a review of the covered reports of Arch Coal, Inc., and, except as corrected or supplemented in a subsequent covered report:

  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it w filed); and


  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


     (2) I have reviewed the contents of this statement with the Company's audit committee.


     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  o the report on Form 10-K for the year ended December 31, 2001 of Arch Coal, Inc.;

  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Arch Coal, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and


  o        any amendments to any of the foregoing.


  /s/ Robert J. Messey
  Robert J. Messey
  Senior Vice President and
      Chief Financial Officer

  August 7, 2002


  Subscribed and sworn to before me this 7th day of August, 2002.


  /s/ Erika M. Dominick
  Notary Public


  My Commission Expires: 9/30/03